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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 24, 2006

                                  AXS-ONE INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                     1-13591                   13-2966911
 (State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                301 ROUTE 17 NORTH, RUTHERFORD, NEW JERSEY 07070
          (Address of principal executive offices, including zip code)

                                 (201) 935-3400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 24, 2006 the Audit Committee of the Board of Directors (the "Audit
Committee") of AXS-One Inc. (the "Registrant") dismissed KPMG LLP as the
Registrant's independent registered public accounting firm. The Audit Committee has retained Amper, Politziner & Mattia P.C. as its new independent registered public accounting firm as more fully described below.

KPMG LLP's reports on the Registrant's financial statements for the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two fiscal years ended December 31, 2004 and 2005 and the interim period from January 1, 2006 through March 24, 2006, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to KPMG LLP's satisfaction, would have caused KPMG LLP to make reference thereto in its reports on the financial statements for such years. During the Registrant's two fiscal years ended December 31, 2004 and 2005 and the interim period from
January 1, 2006 through March 24, 2006, there were no reportable events (as defined by Regulation S-K Item 304 (a)(1)(v)).

The Registrant has provided KPMG LLP with a copy of the above statements and requested that KPMG LLP furnish it with a letter addressed to the Securities and
Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Effective March 28, 2006, the Audit Committee selected and engaged Amper,
Politziner & Mattia P.C. as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2006 and Amper,
Politziner & Mattia P.C. advised the Registrant of its acceptance of the engagement. During the two most recent fiscal years and the interim period from
January 1, 2006 until March 28, 2006, neither the Registrant nor anyone on its behalf has consulted with Amper, Politziner & Mattia P.C. regarding either (i)
the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided by Amper, Politziner & Mattia
P.C. that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii)
any matter that was the subject of a disagreement, as that term is defined in
Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304
(a)(1)(v) of Regulation S-K.

The Registrant authorized its former independent registered public accounting firm, KPMG LLP, to respond fully to inquiries of Amper, Politziner & Mattia P.C.
in connection with the retention of such firm and the matters discussed above.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits - The following exhibit is filed as part of this report:

16.1  Letter from KPMG LLP to the United States Securities and Exchange
      Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AXS-ONE INC.

Date:  March 28, 2006             By:   /s/ Joseph Dwyer
                                       -----------------------------------------
                                       Joseph Dwyer
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer

                                  EXHIBIT INDEX

16.1     Letter from KPMG LLP to the United States Securities and Exchange
         Commission.

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